Transactions and Balances with Related Parties	6 Months Ended
Jun. 30, 2026
Transactions and Balances with Related Parties [Abstract]
Transactions and Balances with Related Parties

Note 11 - Transactions and Balances with Related Parties

In connection with the separation process held with respect to Ellomay Luzon Energy (see Note 6A), each party deposited a bank guarantee or cash in the amount of NIS 72 million (approximately €19.2 million) in escrow. In connection with this requirement, on March 26, 2026, the Company received a short-term loan from O.Y. Nofar Energy Ltd. (“Nofar”), the Company’s principal shareholder in an amount of NIS 47.5 million (approximately €12.7 million) at a risk-free interest rate (the interest rate of Israeli governmental bonds with similar repayment terms). Following consummation of the sale and the release of the funds from escrow, the loan to Nofar was repaid on June 1, 2026.